                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)       December 28, 2007
                                                 -------------------------------

                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

       DELAWARE                     0-24412                     42-1421406
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(State or Other Jurisdiction      (Commission                 (IRS Employer
      of Incorporation)           File Number)               Identification No.)

         101 Second Street SE, Suite 800, Cedar Rapids, Iowa           52401
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            (Address of Principal Executive Offices)                 (Zip Code)

                                 (319) 363-8249
              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange  Act  (17  CFR  240.14d-2(b))  ?  Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 8.01  Other Events.

     The  Registrant  issued a press release on December 28, 2007  regarding its results from operations for fiscal year 2007.

     A copy of the press release has been filed with this Current Report on Form
8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

         (d)      Exhibits

                  99.1     Press Release dated December 28, 2007.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 28, 2007

                                        MACC PRIVATE EQUITIES INC.

                                        By:      /s/ David R. Schroder
                                            ------------------------------------
                                             David R. Schroder
                                             President and Secretary

                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
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99.1              Press Release dated December 28, 2007.